Exhibit 10.43
October 22, 2010
Travelport, LP
Travelport Global Distribution System B.V.
300 Galleria Parkway, N.W.
Atlanta, GA 30339
Re:	Tenth Amendment to Subscriber Services Agreement, dated as of July 23, 2007 (“Agreement”) between Travelport, LP (“Travelport”), Travelport Global Distribution System B.V., (“TGDS”) and Orbitz Worldwide, LLC (“Subscriber”)
Ladies and Gentlemen:
This letter constitutes a Tenth Amendment (“Amendment”) to the Agreement referenced above. Capitalized terms used in this Amendment and not otherwise defined shall be used as defined in the Agreement.
Effective as of the date of this Amendment (“Amendment Effective Date”), Travelport, TGDS and Subscriber hereby agree as follows:
1.	The Custom Terms and Conditions Attachment (Galileo Services) — RoW is amended as set forth in Exhibit A.

2.	General. This Amendment shall be binding upon and inure to the benefit of and be enforceable by the Parties hereto or their successors in interest, except as expressly provided in the Agreement. Each Party to this Amendment agrees that, other than as expressly set out in this Amendment, nothing in this Amendment is intended to alter the rights, duties and obligations of the Parties under the Agreement, which shall remain in full force and effect as amended hereby. In the event of a conflict between the terms and conditions of this Amendment and the terms and conditions of the Agreement, the terms and conditions of this Amendment shall govern. This Amendment may be executed by the Parties in separate counterparts and each counterpart shall be deemed to be an original, but all such counterparts together shall constitute one and the same instrument.

The Parties have caused this Amendment to be executed by the signatures of their respective authorized representatives.

Orbitz Worldwide, LLC			Travelport, LP By: Travelport Holdings, LLC, its General Partner

Signature:	/s/ Stephen Praven		Signature:	/s/ Scott Hyden

	Name:	Stephen Praven		Name:	Scott Hyden

	Title:	VP, Business Development		Title:	VP Sales

Date:	10/24/10		Date:	10/25/10

Travelport Global Distribution System B.V.

			Signature:	/s/ Marco Van Ieperan

				Name:	Marco Van Ieperan

				Title:	Director

			Date:	26.10.2010

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